                                 AMAX GOLD INC.
                                 --------------

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Amax Gold Inc., a Delaware corporation, hereby constitutes and appoints each of Milton H. Ward, Paul J. Hemschoot, Jr., and Mark A. Lettes his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Amax Gold Inc. to file its Form 10-K in compliance with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director of Amax Gold Inc. to a Form 10-K to be filed with the Securities and Exchange Commission with respect thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.



Dated:  March 15, 1994.



                                               /s/ Allen Born
                                       ---------------------------
                                                   Allen Born

                                 AMAX GOLD INC.
                                 --------------

                               Power of Attorney
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Amax Gold Inc., a Delaware corporation, hereby constitutes and appoints each of Milton H. Ward, Paul J. Hemschoot, Jr., and Mark A. Lettes his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Amax Gold Inc. to file its Form 10-K in compliance with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director of Amax Gold Inc. to a Form 10-K to be filed with the Securities and Exchange Commission with respect thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.



Dated:  March 15, 1994.



                                           /s/ Timothy J. Haddon
                                       -------------------------------
                                               Timothy J. Haddon

                                 AMAX GOLD INC.
                                 --------------

                               Power of Attorney
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Amax Gold Inc., a Delaware corporation, hereby constitutes and appoints each of Milton H. Ward, Paul J. Hemschoot, Jr., and Mark A. Lettes his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Amax Gold Inc. to file its Form 10-K in compliance with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director of Amax Gold Inc. to a Form 10-K to be filed with the Securities and Exchange Commission with respect thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.



Dated:  March 15, 1994.



                                           /s/ Gerald J. Malys
                                       ----------------------------
                                               Gerald J. Malys

                                 AMAX GOLD INC.
                                 --------------

                               Power of Attorney
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Amax Gold Inc., a Delaware corporation, hereby constitutes and appoints each of Milton H. Ward, Paul J. Hemschoot, Jr., and Mark A. Lettes his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Amax Gold Inc. to file its Form 10-K in compliance with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director of Amax Gold Inc. to a Form 10-K to be filed with the Securities and Exchange Commission with respect thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.



Dated:  March 15, 1994.



                                            /s/ Rockwell A. Schnabel
                                       -----------------------------------
                                                Rockwell A. Schnabel

                                 AMAX GOLD INC.
                                 --------------

                               Power of Attorney
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Amax Gold Inc., a Delaware corporation, hereby constitutes and appoints each of Milton H. Ward, Paul J. Hemschoot, Jr., and Mark A. Lettes his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Amax Gold Inc. to file its Form 10-K in compliance with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director of Amax Gold Inc. to a Form 10-K to be filed with the Securities and Exchange Commission with respect thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.



Dated:  March 11, 1994.



                                           /s/ Vernon F. Taylor, Jr.
                                       -----------------------------------
                                               Vernon F. Taylor, Jr.

                                 AMAX GOLD INC.
                                 --------------

                               Power of Attorney
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Amax Gold Inc., a Delaware corporation, hereby constitutes and appoints each of Milton H. Ward, Paul J. Hemschoot, Jr., and Mark A. Lettes his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Amax Gold Inc. to file its Form 10-K in compliance with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director of Amax Gold Inc. to a Form 10-K to be filed with the Securities and Exchange Commission with respect thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.



Dated:  March 11, 1994.



                                            /s/ Russell L. Wood
                                       -----------------------------
                                                Russell L. Wood